UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 10, 2019
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35551	20-1665019
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2019, the Board of Directors (the "Board") of Facebook, Inc. (the "Company") approved and adopted an updated form of indemnification agreement to be entered into by the Company with its directors, executive officers and certain other key employees (the "Indemnification Agreement"). The Indemnification Agreement was adopted in order to incorporate certain updates that reflect current market indemnification practices and will supersede any previous indemnification agreement entered into by the Company with the respective director, executive officer or other key employee.

As is the case with the Company's previous form of indemnification agreement, the Indemnification Agreement requires the Company to indemnify the counterparty, to the fullest extent permitted by law, for certain expenses, including attorneys' fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred in any action or proceeding arising out of such party's status as a service provider to the Company or one of its subsidiaries or any other company or enterprise to which service is provided at the Company's request.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2019, the Board amended and restated the Company's bylaws (the "Amended and Restated Bylaws") to, among other things, incorporate additional requirements, or make clarifications, to the advance notice and other procedural requirements related to stockholder nominations for election of directors or proposals of business at the Company's stockholder meetings; make certain other changes in line with current market practices; and eliminate certain provisions that are no longer applicable to the Company.

The foregoing summary and description of the provisions of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference. In addition, a marked copy of the Amended and Restated Bylaws showing all changes made to the Company's prior bylaws is attached as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws
3.2	Marked Amended and Restated Bylaws
10.1	Form of Indemnification Agreement

Exhibit Index

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws
3.2	Marked Amended and Restated Bylaws
10.1	Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: April 15, 2019	By:	/s/ David Kling
Name: David Kling
Title: Vice President, Deputy General Counsel and Secretary